UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2019

___________________________________________________________________

COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2019, the Board of Directors of Covenant Transportation Group, Inc. (the "Company") amended and restated the Company’s Second Amended and Restated Bylaws (as amended and restated, the “Third Amended and Restated Bylaws”) by making certain clarifying, technical, and conforming changes. The amendment, among other things:

●
Clarifies that (i) the presence of the holders of a majority of the voting power of the issued and outstanding stock entitled to vote shall constitute a quorum to for the transaction of business, rather than the holders of a majority of the outstanding stock entitled to vote, (ii) a majority of the voting power of all shares of stock represented and entitled to vote on any single subject matter which may be brought before the meeting shall be counted for quorum purposes, rather than all shares represented and entitled to vote, (iii) the affirmative vote of a majority of the voting power of the shares of stock then represented at a meeting and entitled to vote on the subject matter shall be the act of stockholders, rather than the affirmative vote of the holders of a majority of the shares of stock then represented at the meeting and entitled to vote thereat, and (iv) broker non-votes shall not be counted as votes cast for or against a matter (Article II, Section 7);

●	Clarifies that at a meeting of stockholders, in the event that each of the Chairman of the Board, the President, and the Vice Presidents are absent from such meeting, another officer of the Corporation shall be chosen as chairman of such meeting by stockholders holding a majority of the voting power of the shares present in person or by proxy and entitled to vote thereat, rather than the stockholders holding a majority of the shares (Article II, Section 9);

●	Clarifies that at each meeting of stockholders the order of business may be changed by the vote of the stockholders holding the majority of the voting power of the shares present in person or by proxy at such meeting and entitled to vote thereat, rather than by the vote of the stockholders holding a majority of the shares (Article II, Section 10);

●	Clarifies that an action by stockholders without a meeting may be signed by stockholders holding at least a majority of the voting power of the shares of stock entitled to vote on such action, rather than the stockholders holding at least a majority of the voting power (Article II, Section 13); and

●	Eliminates an unnecessary limitation on the right of directors to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors, which was previously limited to directors elected by all stockholders (Article III, Section 11).

This description is qualified in its entirety by reference to the text of the Company’s Third Amended and Restated Bylaws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	3.2	Third Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: March 14, 2019	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.2	Third Amended and Restated Bylaws